UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  August 15, 2014
(Date of earliest event reported)

Timberline Resources Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055
_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814
(Address of principal executive offices, including zip code)

 (208) 664-4859
(Registrant’s telephone number, including area code)

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement\

On August 15, 2014, Timberline Resources Corporation (the “Registrant”) provided an Acknowledgement and Agreement To Be Bound (the “Acknowledgement”) to Wolfpack Gold Corp (“Wolfpack”) and to Seabridge Gold Inc. (“Seabridge”).  Pursuant to the Acknowledgement, the Registrant acknowledged and confirmed to Wolfpack and Seabridge all of Wolfpack’s interests under the Option Agreement (as defined therein), including without limitation, Wolfpack’s right to the Castle Black Rock Interest (as defined therein).  In addition, the Registrant agreed to assume all of the obligations and liabilities of Wolfpack to Seabridge under the Option Agreement and will continue to be liable for all of the liabilities and obligations of Wolfpack to Seabridge.  The Registrant also agreed to perform and observe all of the terms, covenants, agreements, provisions and conditions contained in the Option Agreement as if the Registrant had been the party originally executing the Option Agreement.

The foregoing description of the Acknowledgement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the Acknowledgement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 22, 2014, the Registrant completed its acquisition of Wolfpack Gold (Nevada) Corp. (“Wolfpack Nevada”), a wholly-owned subsidiary of Wolfpack.  The acquisition was effected by way of a court approved Plan of Arrangement under the Business Corporations Act (British Columbia) in accordance with the terms of an Arrangement Agreement (the “Arrangement Agreement”), dated May 6, 2014 and as amended July 7, 2014, by and between the Registrant and Wolfpack.  The acquisition was also approved by the Registrant’s stockholders and Wolfpack’s securityholders.

Pursuant to the terms of the Arrangement Agreement, Wolfpack received 42,932,063 shares of common stock (the “Timberline Arrangement Shares”) of the Registrant (representing a ratio equal to 0.75 of a Timberline Arrangement Share for each outstanding Wolfpack common share) in exchange for all of the issued and outstanding shares of common stock of Wolfpack Nevada. In addition, a portion of the Timberline Arrangement Shares were issued to Wolfpack to cancel the $1,000,000 promissory note of the Registrant (the “Promissory Note”) held by Wolfpack.  The Promissory Note was cancelled upon the completion of the acquisition and the issuance of the Timberline Arrangement Shares,   The foregoing description of Arrangement Agreement is qualified in its entirety by reference to the full text of the Arrangement Agreement, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on May 15, 2014, which is hereby incorporated by reference into this Item 2.01.

Immediately following the acquisition, a total of 117,801,001 shares of common stock of the Registrant were issued and outstanding, approximately 36% of which are owned by Wolfpack shareholders.

Upon completion of the acquisition, Wolfpack Nevada became a wholly-owned subsidiary of the Registrant such that the Registrant now owns all of the assets of Wolfpack Nevada.

The financial statements and pro forma financial information for the combined company were provided in the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 8, 2014, which financial statements and pro forma information are hereby incorporated by reference into this Item 2.01.

Prior to closing, there was no material relationship between the Registrant or its affiliates and Wolfpack, other than in respect of the Arrangement Agreement and the transactions contemplated thereby.

Item 3.02 Unregistered Sale of Equity Securities

Pursuant to the Arrangement Agreement and in consideration for the acquisition of Wolfpack, the Registrant issued 42,932,063 shares of common stock.  The shares of common stock issued in consideration for the Registrant’s acquisition of Wolfpack Nevada were issued in reliance upon an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), under Section 3(a)(10) of the Securities Act and applicable exemptions under state securities laws.

Item 7.01 Regulation FD Disclosure.

On August 15, 2014, the Company issued a press release announcing the closing of its acquisition of Wolfpack Nevada.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.  In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired

The audited consolidated balance sheets of Wolfpack Nevada at December 31, 2013 and 2012 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for each of the three years ended December 31, 2013 and the Report of Independent Registered Public Accounting Firm issued by Decoria, Maichel & Teague, P.S., independent registered public accounting firm, as well as the unaudited financial statements of Wolfack Nevada at March 31, 2014 and for the three month periods ended March 31, 2014 and 2013, are included as Appendix E to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 8, 2014, which financial statements are hereby incorporated by reference into this Item 9.01(a).

(b)	Pro forma financial information

The unaudited pro forma condensed combined balance sheet of the Registrant at March 31, 2014 and unaudited pro forma condensed combined statements of operations for the  six months ended  March 31, 2014  and the year ended September 30,  2013 are  included as  Appendix F to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 8, 2014, which pro forma statements are hereby incorporated by reference into this Item 9.01(b).

(d)	Exhibits

Exhibit No.	Description

10.1	Acknowledgement, dated August 15, 2014
99.1	Press Release of Timberline Resources Corporation dated August 21, 2014.*
99.2
The audited consolidated balance sheets of Wolfpack Nevada at December 31, 2013 and 2012 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for each of the three years ended December 31, 2013 (incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 8, 2014).

99.3
The unaudited pro forma condensed combined balance sheet of the Registrant at March 31, 2014 and unaudited pro forma condensed combined statements of operations for the six months ended March 31, 2014 and the year ended September 30, 2013 (incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 8, 2014).

* Furnished to not filed with the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION

Date: August 21, 2014	By:	/s/ Randal Hardy
Randal Hardy Chief Executive Officer, Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

10.1	Acknowledgement, dated August 15, 2014
99.1	Press Release of Timberline Resources Corporation dated August 21, 2014.*
99.2
The audited consolidated balance sheets of Wolfpack Nevada at December 31, 2013 and 2012 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for each of the three years ended December 31, 2013 (incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 8, 2014).

99.3
The unaudited pro forma condensed combined balance sheet of the Registrant at March 31, 2014 and unaudited pro forma condensed combined statements of operations for the six months ended March 31, 2014 and the year ended September 30, 2013 (incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 8, 2014).

* Furnished to not filed with the SEC pursuant to Item 7.01 above.